Financial Instruments and Fair Value Disclosures - Balance Sheet Location (Table) (Details) - USD ($)	Jun. 30, 2015	Dec. 31, 2014
Financial Instruments and Fair Value Disclosures [Abstract]
Current Assets - Interest rate swaps	$ (1,894)	$ 0
Non-Current Assets - Interest rate swaps	0	(66,475)
Current liabilities - Interest rate swaps	332,907	589,896
Long-Term Liabilities - Interest rate swaps	0	17,369
Total derivatives	$ 331,013	$ 540,790